UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Report to Shareholders

Institutional Large-Cap Value Fund	June 30, 2013

Highlights
  U.S. stocks surged in the first half of 2013 as the economic recovery quickened. Volatility rose in June after the Federal Reserve telegraphed its plans to start unwinding the easy-money policies that supported financial markets in the past few years.

  The Institutional Large-Cap Value Fund advanced 16.55% for the six months ended June 30, 2013, outpacing the returns of the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index.

  Stock selection in industrials and business services and financials added the most value over the benchmark. Energy companies accounted for many of the fund’s biggest detractors as global energy prices declined.

  The runup in U.S. stocks over the past six months appears to have outpaced company fundamentals and the broader recovery, leaving the market susceptible for a modest pullback in the near term. Given current valuations, we are finding opportunities more in specific companies rather than in larger themes.

The views and opinions in this report were current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Large-Cap Value Fund

Dear Investor

U.S. stocks rallied in the first half of 2013 as the economic recovery picked up. Strong corporate earnings, stock buybacks, a rebounding housing market, and steady job growth helped push most major U.S. indexes to record levels in May. The improving economic data raised speculation that the Federal Reserve was drawing closer to curtailing its economic stimulus program. Those expectations were affirmed at the end of our reporting period when Fed Chairman Ben Bernanke clarified plans to start winding down the central bank’s easy-money policies later this year, all but assuring that interest rates would start to rise from the very low levels of recent years.

The Institutional Large-Cap Value Fund returned 16.55% over the six months ended June 30, 2013, exceeding the return of its benchmark, the Russell 1000 Value Index, and of its peer group, the Lipper Large-Cap Value Funds Index. Since your fund’s inception on March 31, 2000, it has outpaced both its index and Lipper peer group by posting an annualized gain of 7.21% as compared with the Russell 1000 Value Index gain of 5.40% and the Lipper index’s gain of 3.66%. The fund’s 1-, 5-, and 10-year average annual total returns were 28.84%, 7.18%, and 8.03% as of June 30, 2013, respectively. The fund’s long-term performance versus its peers remains excellent. The Institutional Large-Cap Value Fund is in the top quarter of its Lipper peer group for the trailing 1-, 3-, 5-, and 10-year periods. Based on cumulative total return, Lipper ranked the fund 31 of 471, 82 of 412, 81 of 359, and 34 of 231 large-cap value funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2013, respectively. (Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance, please call 1-800-638-8790 or go to troweprice.com.) The fund’s expense ratio was 0.59% as of its fiscal year ended December 31, 2012.

Market Environment

The U.S. economy steadily improved since January. Unlike the past two years, when signs of strength early in the year gave way to spring slowdowns, the economy stayed resilient despite federal spending cuts and higher tax rates that became effective this year. Home prices and consumer confidence levels surged to multiyear highs in May, while the jobless rate declined from 7.9% in January to 7.6% in June. The strengthening economy raised speculation that the Fed would start winding down its monthly $85 billion monthly asset purchase program, otherwise known as quantitative easing. Those expectations were affirmed most recently in June, when Bernanke said the Fed expects to scale back its asset purchases later this year, and possibly end them entirely by mid-2014, if the U.S. economy continues to improve. Bond yields surged and stocks sold off in the wake of Bernanke’s remarks.

All sectors within the Russell 1000 Value Index rose in the year’s first half, but gains varied widely. Information technology followed by health care performed the best, with each sector returning at least 20%. Consumer discretionary, financials, and consumer staples posted double-digit returns that exceeded the index. Energy and telecommunication services lagged the index with single-digit returns. Materials was the only sector that declined, as a slowdown in China and recession in Europe restrained global commodities demand. Defensive sectors such as health care, utilities, and consumer staples fared well early in the year as investors sought stocks with steady dividend payments amid low interest rates. More economically sensitive sectors such as consumer discretionary and financials gained favor in late April. Value easily outpaced growth stocks in the large-cap universe, according to various Russell indexes.

Portfolio Review

Stock selection in the industrials and business services sector contributed significantly to returns over the past six months. Union Pacific led advancers, as the nation’s largest freight railroad reported strong earnings from transporting more chemicals, crude oil, and other goods tied to the improving economy. We continue to have a sizable position in Union Pacific, which should benefit from continued growth in crude oil shipments and the strengthening economy. Discount passenger airline Southwest Airlines was another noteworthy performer. We have owned Southwest since 2007, as we believed the company was a good operator in a historically poor industry burdened by overcapacity. However, over the past few years, the airline industry has greatly consolidated following a slew of mergers that have reduced airline capacity. This trend has benefited the overall industry by improving pricing power and expanding operating margins. We also believed Southwest would benefit from shifting its strategy away from aggressive spending on growth and focusing instead on achieving better returns on invested capital and returning cash to shareholders. Our patience with Southwest has been rewarded, as its shares appreciated more than 26%, making it one of your fund’s best performers. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Financial stocks also contributed significantly to performance, led by JPMorgan Chase, whose shares advanced as the U.S. economy strengthened and its earnings rose. JPMorgan suffered a setback last spring after it reported a $6.2 billion trading loss, which triggered a Senate hearing and concerns about its risk management. Despite the temporary blow to its reputation, we have long believed that JPMorgan is the best-run bank of all the big U.S. lenders and anticipated the fallout from the trading loss would have only a modest financial impact. As such, we added to our JPMorgan position during the sell-off. Morgan Stanley was another sizable contributor, as the investment bank continued to make progress diversifying its business more evenly between capital markets and wealth management. Since the financial crisis, Morgan has worked to reduce the size of its proprietary trading operations while building up wealth management, a considerably less volatile and risky business. The bank completed its purchase of brokerage firm Smith Barney from Citigroup in June, removing a major hurdle to its transformation into a wealth management-centered business.

Many of the fund’s biggest detractors were energy companies. U.S. coal and natural gas producer CONSOL Energy, independent oil and gas producer Newfield Exploration, and European oil major Royal Dutch Shell ranked among the fund’s largest detractors as global oil prices declined and coal demand suffered amid lower natural gas prices and slowing growth in China. On a relative basis however, our energy holdings helped returns as the fund was underweight to the energy sector, one of the weakest-performing sectors in the index. Offsetting the disappointing relative performance of the energy sector, however, were positions in health care company Johnson & Johnson and software company Microsoft. Shares of both companies appreciated significantly over the period and remain core holdings for the fund, as seen in the Twenty-Five Largest Holdings chart on page 4.

Portfolio Strategy and Changes

To place our portfolio changes in perspective, we believe it is important to review the investment strategy we use in managing your fund. The Institutional Large-Cap Value Fund seeks to invest in companies with favorable long-term fundamental characteristics that we believe are temporarily mispriced by the market. To do this, we rely on picking individual stocks by leveraging the considerable skills and experience of our team of research analysts. Our approach is predicated on identifying investments where we believe the stock’s implicit upside is significantly greater than its inherent risk. We particularly favor companies that generate strong free cash flow and trade at a discount to our estimated sum-of-the-parts valuation. Stocks that are beaten up, ignored, or passed over frequently produce our best investments. While we may not always be right, if we can successfully identify companies with asymmetric return potential, we believe we have the potential to beat the market and our peers over the long term. We consider ourselves investors, not speculators, and have a longer-term time horizon when we make our investment decisions.

Our sector decisions remained broadly unchanged. Financials followed by industrials and business services remain our two largest sectors on an absolute basis. Conversely, telecommunication services and materials represent our smallest absolute positions. Relative to the benchmark, our largest underweight sectors are financials and energy. Our financials sector exposure rose over the reporting period, partly as a result of increasing positions in JPMorgan, MetLife, and Bank of America. MetLife, the biggest U.S. life insurer, is a solid business in a tough environment, and we believe its exposure to faster-growing overseas markets will produce strong earnings growth for several years. Bank of America shares have performed strongly over the past year following an aggressive cost-cutting plan it unveiled in 2011. However, we believe there is additional value to be unlocked as the bank works on streamlining its operations after years of acquisitions and resolves the lingering legal problems from its ill-fated Countrywide Financial acquisition in 2008.

Our allocation to information technology ticked up over the past six months. Significant trades in the IT sector included increasing our positions in Cisco Systems and Texas Instruments. Cisco, a top communications network gear maker, generates significant free cash flow that management has begun returning to shareholders through share buybacks and a recently established dividend. Admittedly, Cisco faces some long-term competitive challenges, but we believe much of these concerns are already discounted in its stock price, and its business is well positioned to continue taking market share. Semiconductor maker Texas Instruments, a leader in analog chips, is a low-cost producer with strong free cash flow generation characteristics. As for sales, we eliminated IBM after owning the company since 2005. When we initiated the position, we believed the company would benefit from developing its higher margin software and services business and focusing less on its hardware business. This thesis has played out over the past several years, and we believe IBM is currently fully valued. We also eliminated Cablevision, Madison Square Garden, and Schlumberger. As with IBM, these companies have helped your fund’s returns, but we believed their shares were fully valued, which led us to close our positions.

Outlook

The U.S. economy is experiencing a solid cyclical recovery. Looking ahead, we believe that continued strength in the housing and job markets should support moderate economic growth. Nevertheless, we would caution that the runup in U.S. stocks over the past six months appears to have outpaced company fundamentals and the broader economic recovery, leaving the market susceptible to a modest pullback in the near term. Valuations in select sectors such as information technology and financial services appear reasonably attractive. However, stocks overall are not as cheap as they were a few years ago, and the market’s advance has left fewer buying opportunities for our value-focused approach. We are taking this opportunity to sharpen our positions to reflect our highest-conviction ideas as we await valuations to become more appealing.

The Federal Reserve has telegraphed its plans to start unwinding its $85 billion monthly asset purchase program later this year and is expected to gradually raise short-term interest rates from near 0% over the next several years. We expect greater volatility in financial markets in the coming months as investors adjust to a rising-rate environment after years of unprecedented stimulus. As the Fed gets closer to ending its easy-money policies, we believe that fundamental factors like corporate earnings, cash flow, jobs growth, and other data will become more important in assessing the health of individual companies and the overall economy. Given our key strengths in fundamental research, we believe that this renewed focus on more traditional indicators positions your fund well for the future.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Brian C. Rogers

John D. Linehan

Mark S. Finn
Cochairmen of the fund’s Investment Advisory Committee

July 18, 2013

The committee cochairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

Risks of Investing in the Fund

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Glossary

Lipper index: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 1000 Value Index: A market capitalization-weighted index of those firms in the Russell 1000 with lower price-to-book ratios and forecast growth rates.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Large-Cap Value Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2013 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2013. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/13	Value 12/31/12
T. Rowe Price Reserve Investment Fund, 0.05%	¤	¤	$ 16^	$ 22,167	$ 66,649
T. Rowe Price Short-Term Reserve Fund, 0.02%	¤	¤	—^	5,187	—
Totals			$ 16	$ 27,354	$ 66,649

¤Purchase and sale information not shown for cash management funds.

^Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 27,354
Dividend income	16
Interest income	-
Investment income	$ 16
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2013 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $991,806)	$	1,314,320
Dividends receivable		1,406
Receivable for shares sold		1,017
Other assets		35
Total assets		1,316,778
Liabilities		
Obligation to return securities lending collateral		5,187
Payable for shares redeemed		650
Investment management fees payable		594
Due to affiliates		8
Other liabilities		33
Total liabilities		6,472
NET ASSETS	**$**	**1,310,306**
Net Assets Consist of:		
Undistributed net investment income	$	9,789
Accumulated undistributed net realized loss		(28,122)
Net unrealized gain		322,514
Paid-in capital applicable to 79,193,048 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		1,006,125
NET ASSETS	**$**	**1,310,306**
NET ASSET VALUE PER SHARE	**$**	**16.55**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)
($000s)

6 Months Ended 6/30/13
Investment Income (Loss)		
Income		
Dividend	$	13,250
Securities lending		36
Total income		13,286
Expenses		
Investment management		3,341
Shareholder servicing		2
Prospectus and shareholder reports		19
Custody and accounting		69
Registration		44
Legal and audit		12
Directors		3
Miscellaneous		7
Total expenses		3,497
Net investment income		9,789
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		7,900
Foreign currency transactions		(1)
Net realized gain		7,899
Change in net unrealized gain / loss on securities		161,869
Net realized and unrealized gain / loss		169,768
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**179,557**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)
($000s)

6 Months Ended 6/30/13	Year Ended 12/31/12
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 9,789	$ 17,207
Net realized gain	7,899	5,974
Change in net unrealized gain / loss	161,869	117,622
Increase in net assets from operations	179,557	140,803
Distributions to shareholders		
Net investment income	–	(17,886)
Capital share transactions*		
Shares sold	160,144	320,058
Distributions reinvested	–	17,814
Shares redeemed	(78,430)	(140,410)
Increase in net assets from capital share transactions	81,714	197,462
Net Assets		
Increase during period	261,271	320,379
Beginning of period	1,049,035	728,656
End of period	**$ 1,310,306**	**$ 1,049,035**
Undistributed net investment income	9,789	–
*Share information		
Shares sold	10,237	23,533
Distributions reinvested	–	1,247
Shares redeemed	(4,932)	(10,330)
Increase in shares outstanding	5,305	14,450

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2013 (Unaudited)

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Value Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on March 31, 2000. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $6,000 for the six months ended June 30, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On June 30, 2013, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values. There were no material transfers between Levels 1 and 2 during the period.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, or the lending agent fails to perform. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2013, the value of loaned securities was $4,963,000; the value of cash collateral and related investments was $5,187,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $171,455,000 and $64,258,000, respectively, for the six months ended June 30, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of December 31, 2012, the fund had $17,628,000 of available capital loss carryforwards, which all expire in fiscal 2017.

At June 30, 2013, the cost of investments for federal income tax purposes was $1,013,464,000. Net unrealized gain aggregated $300,856,000 at period-end, of which $332,755,000 related to appreciated investments and $31,899,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended June 30, 2013, expenses incurred pursuant to these service agreements were $47,000 for Price Associates and $2,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to be appropriate.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds, and the fund’s total expense ratio was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2013